                                                           POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the  undersigned  constitutes and appoints Robert G. Zack, his true and lawful attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for him and in his capacity as an officer of Limited
Term New York Municipal Fund,  Oppenheimer  Convertible Securities Fund, Oppenheimer MidCap Fund, Oppenheimer Quest Capital Value Fund,
Inc.,  Oppenheimer Quest For Value Funds,  Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Rochester
Fund Municipals (the "Funds"), to sign on his behalf any and all Registration  Statements  (including any post-effective  amendments to
Registration  Statements)  under the  Securities Act of 1933,  the  Investment  Company Act of 1940 and any amendments and  supplements thereto,  and other  documents in  connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in connection  therewith,  with the Securities and Exchange  Commission,  granting unto said  attorney-in-fact  and agent,  full power and authority to do and perform each and every act and thing  requisite and necessary to be done in and about the premises,  as fully as to all intents and purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

/s/ John V. Murphy
------------------------
John V. Murphy

                                                           POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE  PRESENTS,  that the undersigned  constitutes  and appoints Robert G. Zack or John Murphy,  and each of them, his true and lawful  attorneys-in-fact  and agents,  with full power of substitution and  resubstitution,  for him and in their capacity as officers of Limited Term New York Municipal Fund,  Oppenheimer  Convertible Securities Fund, Oppenheimer MidCap Fund,
Oppenheimer Quest Capital Value Fund, Inc.,  Oppenheimer Quest For Value Funds,  Oppenheimer Quest Global Value Fund, Inc., Oppenheimer
Quest Value Fund,  Inc.,  and Rochester  Fund  Municipals  (the  "Funds"),  to sign on his behalf any and all  Registration  Statements
(including any  post-effective  amendments to Registration  Statements) under the Securities Act of 1933, the Investment Company Act of
1940 and any  amendments  and  supplements  thereto,  and other  documents in  connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other  documents in connection  therewith,  with the  Securities  and Exchange  Commission,  granting unto said attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform each and every act and thing requisite and necessary  to be done in and about the  premises,  as fully as to all  intents and  purposes as he might or could do in person,  hereby ratifying and confirming all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

/s/ Brian Wruble
-----------------------------------
Brian Wruble